SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2015

Precious Investments, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-195306	90-0338080
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3270 Electricity Drive, Windsor Ontario, Canada	N8W 5JL
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (226) 787-5278

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Diamond Purchase Agreement

On August 10 2015, we entered into a Diamond Purchase Agreement (the “Agreement”) with Kashif Khan (“Khan”). Pursuant to the Agreement, we acquired from Khan colored diamonds with a wholesale value of $4,000,000 (the “Assets”). We did not assume any of Khan’s liabilities in the transaction.

In consideration for the Assets, we agreed to issue to Khan three demand secured convertible promissory notes (the “Notes”) in the aggregate principal amount of $4,000,000. The Notes have the following features:

Note A

Note A is in the principal amount of $1.7 million, accrues interest at 6% per annum and matures: a) within 20 business days of a receipt of written demand from the holder for payment of all of the Notes, provided that i) we have not raised $5 million in debt or equity financing before written demand was tendered or any portion of Note was converted into shares of our common stock; or b) in all other cases, thirty-six months from the issuance of Note A.

Upon written demand for payment, we may either pay all principal and accrued interest on the Notes or return the Assets to the holder to fulfill all obligations.

The holder may convert the principal and accrued interest into shares of our common stock at $0.247386975 per share up to a maximum conversion allowance of 6,871,825 shares. If the we raise $5 million in debt or equity financing or if the holder converts any portion of Note A, then the Note will automatically convert at maturity into a total of 6,871,825 shares of our common stock. If we prepay Notes B and C, however, then the conversion price will adjust to $0.105139464 per share for a total conversion allowance of 16,169,000 shares.

We may not prepay Note A and it is secured by $1,700,000 worth of the Assets.

Note B

Note A is in the principal amount of $1.15 million, accrues interest at 6% per annum and matures: a) within 20 business days of a receipt of written demand from the holder for payment of all of the Notes, provided that i) we have not raised $5 million in debt or equity financing before written demand was tendered or any portion of Note was converted into shares of our common stock; or b) in all other cases, thirty-six months from the issuance of Note B.

Upon written demand for payment, we may either pay all principal and accrued interest on the Notes or return the Assets to the holder to fulfill all obligations.

The holder may convert the principal and accrued interest into shares of our common stock at $0.247386975 per share up to a maximum conversion allowance of 4,648,587 shares. If we raise $5 million in debt or equity financing or if the holder converts any portion of Note B, then the Note will automatically convert at maturity into a total of 4,648,587 shares of our common stock.

We may prepay all of the outstanding principal and accrued interest under Note B, provided that we also prepays all of the outstanding principal and accrued interest of Note C. Note B is secured by $1,150,000 worth of the Assets.

Note C

Note A is in the principal amount of $1.15 million, accrues interest at 6% per annum and matures: a) within 20 business days of a receipt of written demand from the holder for payment of all of the Notes, provided that i) we have not raised $5 million in debt or equity financing before written demand was tendered or any portion of Note was converted into shares of our common stock; or b) in all other cases, thirty-six months from the issuance of Note C.

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Upon written demand for payment, we may either pay all principal and accrued interest on the Notes or return the Assets to the holder to fulfill all obligations.

The holder may convert the principal and accrued interest into shares of our common stock at $0.247386975 per share up to a maximum conversion allowance of 4,648,588 shares. If we raise $5 million in debt or equity financing or if the holder converts any portion of Note B, then the Note will automatically convert at maturity into a total of 4,648,588 shares of our common stock.

We may prepay all of the outstanding principal and accrued interest under Note C, provided that we also prepay all of the outstanding principal and accrued interest of Note B. Note C is secured by $1,150,000 worth of the Assets.

Also, as provided in the Agreement, our officer and director, Natalya Hearn, agreed to transfer her 250,000 shares of Series A Preferred Stock to Khan. Under the Agreement, these shares of Series A Preferred Stock will cancel and return to our treasury upon Khan converting the Notes into 51% of our issued and outstanding common stock. Also, if Kahn demands payment of the Notes, then the shares of Series A Preferred Stock will cancel and return to our treasury.

We also agreed to appoint two nominees of Khan to our board of directors and to register 7,500,000 shares of common stock converted from existing notes along with remaining shares of common stock underlying convertible notes. The Notes in favor of Khan do not have registration rights.

The foregoing description of the Agreement and the Notes does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement and the Notes, which are filed with the Securities and Exchange Commission as Exhibits 2.1, 10.1, 10.2 and 10.3 to this Current Report on Form 8-K.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01 - Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Set forth below is a description of the Company’s business and other Form 10 information. Because the Company did not merge into or acquire any formerly operating business, there is no audited financial statements or pro forma financial information that can be updated in this Form 8-K.

DESCRIPTION OF BUSINESS

Forward Looking Statements

Some of the statements contained in this Form 8-K that are not historical facts are “forward-looking statements” which can be identified by the use of terminology such as “estimates,” “projects,” “plans,” “believes,” “expects,” “anticipates,” “intends,” or the negative or other variations, or by discussions of strategy that involve risks and uncertainties. We urge you to be cautious of the forward-looking statements, that such statements, which are contained in this Form 8-K, reflect our current beliefs with respect to future events and involve known and unknown risks, uncertainties and other factors affecting operations, successful capital raises, market growth, services, and products. No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks we face, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events. Factors that may cause actual results, performance or achievements, or industry results, to differ materially from those contemplated by such forward-looking statements include without limitation:

●	Our ability to attract and retain management and field personnel with experience in our industry;

●	Our ability to raise capital when needed and on acceptable terms and conditions;

●	The intensity of competition; and

●	General economic conditions.

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All written and oral forward-looking statements made in connection with this Form 8-K that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

Information regarding market and industry statistics contained in this report is included based on information available to us that we believe is accurate. It is generally based on academic and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and we cannot assure you of the accuracy or completeness of the data included in this report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size and revenues. We have no obligation to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements. See “Risk Factors” for a more detailed discussion of uncertainties and risks that may have an impact on future results.

The Business

We did not acquire a business due to the fact that the acquired Assets are merely the foundation being used to create a completely new operation that will include marketing, services and a workforce that were not a part of the Assets acquired. Our intention is to create a new business, aside from our existing mineral exploration business, with operations that include the buying and selling of colored diamonds.

With respect to our existing mineral exploration business, the disclosure in the section entitled “Item 1. Business” set forth in our Form 10-K, filed with the Securities and Exchange Commission on October 29, 2014, is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Reference is made to the disclosure in the section entitled “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in our Form 10-K, filed with the Securities and Exchange Commission on October 29, 2014, and the disclosure in the section entitled “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in our Form 10-Qs, filed with the Securities and Exchange Commission on December 11, 2014, March 16, 2015 and June 11, 2015, which are incorporated herein by reference.  Such disclosure is supplemented by the information set forth in this Current Report on Form 8-K.

PROPERTIES

The disclosure in the section entitled “Item 2. Properties” set forth in our Form 10-K, filed with the Securities and Exchange Commission on October 29, 2014, is incorporated herein by reference.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 18, 2015, certain information as to shares of our common stock owned by (i) each person known by us to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, and (iii) all of our executive officers and directors as a group. Unless otherwise stated, the address for each beneficial owner is at 3270 Electricity Drive, Windsor, Ontario Canada N8W 5JL

	Common Stock		Series A Preferred Stock
Name and Address of Beneficial Owner	Number of Shares Owned (1)	Percent of Class (2)	Number of Shares Owned (1)	Percent of Class (2)
Natalya Hearn	250,000	7.4%	0	0%
Kashif Khan	16,169	0%	250,000	100%
David Young	0	0%	0	0%
All Directors and Executive Officers as a Group (1 person)	0	0%	250,000	100%
5% Holders
Sherril Aileen Bodden 43 South Sound Road P.O. Box 1561 KY1 1110 GT Grand Cayman	311,037	9%	0	0%
CGM Resources Limited(3) 242 Dundonald St. Fredericton, NB E3B1W9	1,179,639	35%	0	0%
Realty Capital Management(4) Blienham Trust PO Box 3483 Road Town, Tortola, British Virgin Islands	7,500,000	69%	0	0%
Helena Growth Capital Ltd. (5) John Figliolini 12862 Riverside Drive East Windsor, ON N8N1A8 Canada	2,580,555	43%	0	0%
Torey Jean Gault 12862 riverside Dr. East Windsoe, ON N8N1A8	2,069,444	39%	0	0%

(1)	Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of voting stock listed as owned by that person or entity.

(2)	Pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, beneficial ownership includes any shares as to which a shareholder has sole or shared voting power or investment power, and also any shares which the shareholder has the right to acquire within 60 days, including upon exercise of common shares purchase options or warrants. The percent of class of common stock is based on 3,367,757 shares of common stock as of August 27, 2015. The percent of class of Series A Preferred Stock is based on 250,000 shares of common stock as of August 27, 2015.

(3)	Robert Young is the beneficial owner of the shares held by CGM Resources Limited.

(4)	Julius Csurgo is the beneficial owner of the shares held by Realty Capital Management. Represents $16,875 under a convertible note that is convertible into 7,500,000 shares of our common stock.

(5)	John Figliolini is the beneficial owner of the shares held by Helena Growth Capital Ltd. Represents $5,806 under a convertible note that is convertible into 2,580,000 shares of our common stock.

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DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers and directors and their respective ages as of August __, 2015 are as follows:

Name	Position(s) and Office(s) Held
Natalya Hearn	President, Chief Executive Officer, Chief Financial Officer, and Director

Kashif Khan	Director

David Young	Vice President of Mining Operations and Director

Set forth below is a brief description of the background and business experience of each of our current executive officers and directors.

Nataliya Hearn. Dr. Hearn was appointed President, Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer, and Director in September 2014. From September 2011 to the present, Dr. Hearn has been the President of Rare Earth Refining Inc. From January 2013 to the present, she has been a Director of Alcereco Inc. From October 2010 to 2012, she was the Chairman, CEO and President of American Rare Earths and Materials (symbol AREM). From October 2002 to 2010, she was the Chairman, CEO and President of Element 21 Sports (symbol EGLF).

Aside from the foregoing, Dr. Hearn has served as a director of the following public entities:

May 2008 to 2010 - Pro-Tect, Inc. (Symbol: PRTT.PK)

April 1999 to 2006 - Mag Industries (Symbol: MAA.V --TXS.V)

Dr. Hearn obtained her B.S. in Civil Engineering from the University of Toronto and her Ph.D. in Material Engineering from the University of Cambridge, UK. We believe her valuable experience and education in the fields of rare earths sourcing and processing, patented material development, proprietary manufacturing, engineering and final product marketing qualify her to serve as a director of our company.

David Young. Mr. Young was appointed as our Vice President of Mining Operations and Director on January 16, 2014. From 2007 to the present, Mr. Young serves as the project manager of Advanced Exploration Inc. in Toronto, Ontario. His responsibilities include overseeing drill operations in the exploration site of Nunavut. From 2005 to 2007, he was the site supervisor of Sparton Resources Limited, where he coordinate drilling and safety activities in the Yunnan Province of China.

Mr. Young has 15 years of overseeing mineral exploration and we believe his experience, skills and attributes obtained from this experiences qualifies him for service on our board of directors.

Robert Young is the officer and director of CGM Resources Limited, our majority shareholder, and the brother of our officer and director, David Young. David Young is not an officer, director or shareholder of CGM. As the majority shareholder, Robert Young was instrumental in the decision for David Young being named as our officer and director. Robert knew that David possessed the mining experience to lead our mining operations. There is no other arrangement or understanding between Robert and David other than just described. Other than the foregoing, there was no understanding or arrangement with any person under which Mr. Young was appointed as an officer or director of our company.

Kashif Khan. Mr. Khan was appointed as a member of our Board of Directors on August 10, 2015. From 2009 to the present, Mr. Khan has been Managing Director, Owner and Auctioneer of Ritchies Auctioneers. Ritchies is auctioneer of fine Canadian art, international art, decorative art, jewelry, wine and other personal property.

We believe Mr. Khan’s valuable experience in the area of precious gems qualifies him to serve as a director of our company.

Directors

Our bylaws authorize no less than one (1) director and no more than thirteen (13) directors.  We currently have three (3) Directors.

Term of Office

Our Directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws.  Our officers are appointed by our board of directors and hold office until removed by the board.

Significant Employees

We have no significant employees other than our officers and directors.

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Involvement in Certain Legal Proceedings

During the past 10 years, none of our current directors, nominees for directors or current executive officers has been involved in any legal proceeding identified in Item 401(f) of Regulation S-K, including:

1. Any petition under the Federal bankruptcy laws or any state insolvency law filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing;

2. Any conviction in a criminal proceeding or being named a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3. Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from, or otherwise limiting, the following activities:

i. Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii. Engaging in any type of business practice; or

iii. Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

4. Being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business regulated by the Commodity Futures Trading Commission, securities, investment, insurance or banking activities, or to be associated with persons engaged in any such activity;

5. Being found by a court of competent jurisdiction in a civil action or by the SEC to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

6. Being found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

7. Being subject to, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i. Any Federal or State securities or commodities law or regulation; or

ii. Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii. Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

8. Being subject to, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Code of Ethics

We have not yet adopted a Code of Ethics as defined by applicable rules of the SEC. We only have one officer, and no employees. We anticipate that we will adopt a Code of Ethics when appropriate as we hires additional employees, obtain additional officers and directors, and begin operations.

Board Committees

We do not presently have a separately designated audit committee, compensation committee, nominating committee, executive committee or any other committees of our Board of Directors. As such, our Directors act in those capacities. We believe that committees of the Board are not necessary at this time given that we have not engaged in significant operations. However, our Directors will continue to study this matter, and we plan to add Board members and/or committees of the Board as our business develops.

Audit Committee Financial Expert

None of our directors qualify as an audit committee financial expert.

EXECUTIVE COMPENSATION

The disclosure in the section entitled “Item 11. Executive Compensation” set forth in our Form 10-K, filed with the Securities and Exchange Commission on October 29, 2014, is incorporated herein by reference.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

The disclosure in the section entitled “Item 13. Certain Relationships and Related Transactions, and Director Independence” set forth in our Form 10-K, filed with the Securities and Exchange Commission on October 29, 2014, is incorporated herein by reference.

LEGAL PROCEEDINGS

The disclosure in the section entitled “Part II Item 1. Legal Proceedings” set forth in our Form 10-Q, filed with the Securities and Exchange Commission on June 11, 2015, is incorporated herein by reference.

MARKET FOR REGISTRANT’S COMMON EQUITY, RELATED STOCKHOLDER MATTERS AND

 ISSUER PURCHASES OF EQUITY SECURITIES

The disclosure in the section entitled “Item 5. Market for Registrant’s Common Equity and Related Stockholder Matters and Issuer Purchases of Equity Securities” set forth in our Form 10-K, filed with the Securities and Exchange Commission on October 29, 2014, is incorporated herein by reference.

Description of Securities

Our authorized capital stock consists of 250,000,000 shares of common stock, with a par value of $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share. On August 10, 2015, we conducted a 1 for 20 reverse split of our outstanding common stock. As of August 27, 2015, there were 3,367,757 shares of our common stock issued and outstanding and 250,000 shares of preferred stock issued and outstanding.

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Common Stock

Our common stock is entitled to one vote per share on all matters submitted to a vote of the stockholders, including the election of directors. Except as otherwise required by law or provided in any resolution adopted by our board of directors with respect to any series of preferred stock, the holders of our common stock will possess all voting power. Generally, all matters to be voted on by stockholders must be approved by a majority (or, in the case of election of directors, by a plurality) of the votes entitled to be cast by all shares of our common stock that are present in person or represented by proxy, subject to any voting rights granted to holders of any preferred stock. Holders of our common stock representing fifty percent (50%) of our capital stock issued, outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. A vote by the holders of a majority of our outstanding shares is required to effectuate certain fundamental corporate changes such as liquidation, merger or an amendment to our Articles of Incorporation. Our Articles of Incorporation do not provide for cumulative voting in the election of directors.

Subject to any preferential rights of any outstanding series of preferred stock created by our board of directors from time to time, the holders of shares of our common stock will be entitled to such cash dividends as may be declared from time to time by our board of directors from funds available therefore.

Subject to any preferential rights of any outstanding series of preferred stock created from time to time by our board of directors, upon liquidation, dissolution or winding up, the holders of shares of our common stock will be entitled to receive pro rata all assets available for distribution to such holders.

In the event of any merger or consolidation with or into another company in connection with which shares of our common stock are converted into or exchangeable for shares of stock, other securities or property (including cash), all holders of our common stock will be entitled to receive the same kind and amount of shares of stock and other securities and property (including cash). Holders of our common stock have no pre-emptive rights, no conversion rights and there are no redemption provisions applicable to our common stock.

Preferred Stock

Our board of directors may become authorized to authorize preferred shares of stock and to divide the authorized shares of our preferred stock into one or more series, each of which must be so designated as to distinguish the shares of each series of preferred stock from the shares of all other series and classes. Our board of directors is authorized, within any limitations prescribed by law and our articles of incorporation, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of preferred stock including, but not limited to, the following:

1.	The number of shares constituting that series and the distinctive designation of that series, which may be by distinguishing number, letter or title;

2.	The dividend rate on the shares of that series, whether dividends will be cumulative, and if so, from which date(s), and the relative rights of priority, if any, of payment of dividends on shares of that series;

3.	Whether that series will have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

4.	Whether that series will have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors determines;

5.	Whether or not the shares of that series will be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they are redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

6.	Whether that series will have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

7.	The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

8.	Any other relative rights, preferences and limitations of that series

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Series A Preferred Stock

On July 13, 2015, we filed a Certificate of Designation with the Nevada Secretary of State to designate a class of Series A Preferred Stock. The Series A Preferred Stock features are summarized below:

1)	Consists of 250,000 shares;
2)	Super voting rights of 300 votes of common stock per share;

Provisions in Our Articles of Incorporation and By-Laws That Would Delay, Defer or Prevent a Change in Control

Our articles of incorporation authorize our board of directors to issue a class of preferred stock commonly known as a "blank check" preferred stock. Specifically, the preferred stock may be issued from time to time by the board of directors as shares of one (1) or more classes or series. Our board of directors, subject to the provisions of our Articles of Incorporation and limitations imposed by law, is authorized to adopt resolutions; to issue the shares; to fix the number of shares; to change the number of shares constituting any series; and to provide for or change the following: the voting powers; designations; preferences; and relative, participating, optional or other special rights, qualifications, limitations or restrictions, including the following: dividend rights, including whether dividends are cumulative; dividend rates; terms of redemption, including sinking fund provisions; redemption prices; conversion rights and liquidation preferences of the shares constituting any class or series of the preferred stock.

In each such case, we will not need any further action or vote by our shareholders. One of the effects of undesignated preferred stock may be to enable the board of directors to render more difficult or to discourage an attempt to obtain control of us by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of our management. The issuance of shares of preferred stock pursuant to the board of director's authority described above may adversely affect the rights of holders of common stock. For example, preferred stock issued by us may rank prior to the common stock as to dividend rights, liquidation preference or both, may have full or limited voting rights and may be convertible into shares of common stock. Accordingly, the issuance of shares of preferred stock may discourage bids for the common stock at a premium or may otherwise adversely affect the market price of the common stock.

Dividend Policy

We have never declared or paid any cash dividends on our common stock. We currently intend to retain future earnings, if any, to finance the expansion of our business. As a result, we do not anticipate paying any cash dividends in the foreseeable future.

Convertible Notes

On January 11, 2007, we entered into an agreement with a third party (the “Lender"), whereby the Lender would advance us up to $1,000,000 (the “Note”), from time to time. All such amounts advanced under the Note will comprise the principal amount which bears interest at 10% per annum and matures on January 11, 2009. The principal amount will be subject to conversion terms, whereby at any time from the date of the Note until the date that we repay the entire amount of principal to the Lender, the Lender at its sole option, may convert a portion, or all, of the principal amount outstanding into units in our capital stock. Each $0.40 of principal outstanding at the time of conversion may be converted into one unit consisting of one common share and one non-transferable share purchase warrant exercisable for a period of up to two years from the date of conversion. Each warrant shall entitle the Lender to purchase an additional common share at $0.60 during the term of the warrants. The note balance at April 30, 2015 was $289,140.

On November 1, 2013, we issued three convertible promissory notes for a total of $45,000. One of the notes was transferred to two separate parties so there are now four notes. The notes bear interest at 12% per annum and they mature on November 30, 2015. Principal and accrued interest is convertible at $0.00225 per share. So far, a total of $17,543.75 of principal and accrued interest under the notes have been converted into a total of 7,975,000 shares of our common stock. There remains $27,056.25 in principal that may be converted.

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Options

We have not issued and do not have outstanding any options to purchase shares of our common stock.

Nevada Anti-Takeover Laws

Nevada Revised Statutes sections 78.378 to 78.379 provide state regulation over the acquisition of a controlling interest in certain Nevada corporations unless the articles of incorporation or bylaws of the corporation provide that the provisions of these sections do not apply. Our articles of incorporation and bylaws do not state that these provisions do not apply. The statute creates a number of restrictions on the ability of a person or entity to acquire control of a Nevada company by setting down certain rules of conduct and voting restrictions in any acquisition attempt, among other things. The statute is limited to corporations that are organized in the state of Nevada and that have 200 or more stockholders, at least 100 of whom are stockholders of record and residents of the State of Nevada; and does business in the State of Nevada directly or through an affiliated corporation. Because of these conditions, the statute currently does not apply to our company.

INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Section 78.7502 of the Nevada Revised Statutes and Article XI of our Bylaws permit us to indemnify our officers and directors and certain other persons against expenses in defense of a suit to which they are parties by reason of such office, so long as the persons conducted themselves in good faith and the persons reasonably believed that their conduct was in our best interests or not opposed to our best interests and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful.

Indemnification is not permitted in connection with a proceeding by us or in our right in which the officer or director was adjudged liable to us or in connection with any other proceeding charging that the officer or director derived an improper personal benefit, whether or not involving action in an official capacity.

FINANCIAL INFORMATION

No financial information, including pro forma financial statements, are required to be filed with this Current Report on Form 8-K to reflect the entry into the Agreement. Our audited financial statements for the years ended July 31, 2014 and 2013 set forth in our Form 10-K, filed with the Securities and Exchange Commission on October 29, 2014, are incorporated herein by reference. Our unaudited financial statements for the three months ended October 31, 2014 and 2013 set forth in our Form 10-Q, filed with the Securities and Exchange Commission on December 11, 2014, are incorporated herein by reference. Our unaudited financial statements for the three and six months ended January 31, 2015 and 2014 set forth in our Form 10-Q, filed with the Securities and Exchange Commission on March 15, 2015, are incorporated herein by reference. Our unaudited financial statements for the three and six months ended April, 2015 and 2014 set forth in our Form 10-Q, filed with the Securities and Exchange Commission on June 11, 2015, are incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

The information provided in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

The above securities were issued pursuant to the exemption from registration set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder. The Company believes that the investor had adequate information about the Company as well as the opportunity to ask questions and receive responses from management.

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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Changes in Control of Registrant

The information provided in Items 1.01, 2.01, 3.02 and 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

As a result of the issuances to Khan there has been a change in control of the Company.

In connection with the change in control of our company, Khan has the right to appoint two persons to the Company’s board of directors.

There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a change in control of the registrant.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided in Items 1.01, 2.01 and 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

On the August 10, 2015, the Board of Directors of the Company appointed Kashif Khan as member of the Company’s Board of Directors.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

The information provided in Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

We have been classified as a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act) until immediately before the execution of the Agreement.  Effective as of August 10, 2015, we have commenced a new business venture by entering into the Agreement set forth under Items 1.01 and 2.01 of this report, which disclosure is incorporated herein by reference.  Consequently, we believe that the transaction has caused us to cease being a shell company.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Diamond Purchase Agreement, dated August 10, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precious Investments, Inc.

/s/ Natalya Hearn

Natalya Hearn
Chief Executive Officer

Date: August 27, 2015

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